UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 1, 2009
AMERICAN INTERNATIONAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8787	13-2592361

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
70 Pine Street
New York, New York 10270
(Address of principal executive offices)
Registrant’s telephone number, including area code: (212) 770-7000
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement.
          On June 25, 2009, AIG and American International Reinsurance Company, Ltd. (“AIRCO”) entered into a Purchase Agreement (the “AIA Purchase Agreement”) with the Federal Reserve Bank of New York (the “FRBNY”) pursuant to which, among other things, (1) AIRCO would transfer 100 percent of the common stock of American International Assurance Company, Limited (“AIA”) to a wholly owned subsidiary of AIA Aurora LLC (“AIA LLC”), (2) AIRCO and AIG would retain 100 percent of the common interests of AIA LLC and (3) the FRBNY would receive 100 percent of the preferred interests of AIA LLC. Pursuant to the AIA Purchase Agreement, upon the receipt of the preferred interests in AIA LLC by the FRBNY, there would be a reduction in the outstanding balance of the lending commitment under the Credit Agreement, dated as of September 22, 2008 (as amended, the “Credit Agreement”) between AIG and the FRBNY (“FRBNY Facility”) and the maximum amount available to be borrowed thereunder equal to the $16 billion of liquidation preference of the preferred interests received by the FRBNY.
          On June 25, 2009, AIG entered into a Purchase Agreement (the “ALICO Purchase Agreement”) with the FRBNY pursuant to which, among other things, (1) AIG would transfer 100 percent of the common stock of American Life Insurance Company (“ALICO”) to ALICO Holdings LLC (“ALICO LLC”), (2) AIG would retain 100 percent of the common interests of ALICO LLC and (3) the FRBNY would receive 100 percent of the preferred interests of ALICO LLC. Pursuant to the ALICO Purchase Agreement, upon the receipt of the preferred interests in ALICO LLC by the FRBNY, there would be a reduction in the outstanding balance of the FRBNY Facility and the maximum amount available to be borrowed thereunder equal to the $9 billion liquidation preference of the preferred interests received by the FRBNY.
          On December 1, 2009, AIG issued a press release announcing that AIG closed the transactions contemplated by the AIA Purchase Agreement and the ALICO Purchase Agreement pursuant to which, as of December 1, 2009, there was a $25 billion reduction in the outstanding balance of the FRBNY Facility and the maximum amount available to be borrowed thereunder.
          AIA LLC Agreement
          In connection with the closing of the transactions contemplated by the AIA Purchase Agreement, on December 1, 2009, AIG, AIRCO, the FRBNY and AIA LLC entered into the Fourth Amended and Restated Limited Liability Company Agreement of AIA LLC (the “AIA LLC Agreement”), which sets forth the terms and conditions of the respective parties’ ownership and governance rights in AIA LLC. Pursuant to the AIA LLC Agreement, the common interests of AIA LLC entitle AIG and AIRCO to 100 percent of the voting power of AIA LLC, including the right to appoint the entire board of managers of AIA LLC. The preferred interests entitle the FRBNY to appoint two observers to the board of managers of AIA LLC, veto rights over certain significant actions by AIA LLC and its subsidiaries and the right, subject to certain restrictions, to require AIA LLC to use its best efforts to take certain actions, including an initial public offering or a sale of the company. The preferred interests received by the FRBNY have a liquidation preference of $16 billion and accrue a return of 5 percent per year until September 22, 2013 and thereafter 9 percent per year. After payment is made for the liquidation preference and accrued returns on the preferred interests and the initial value relating to the common interests (and any additional capital contributions), which may occur in certain circumstances including, without limitation, upon a liquidation or sale of AIA LLC, AIG is entitled to 99 percent of the remaining proceeds and the FRBNY is entitled to 1 percent.
          The description of the AIA LLC Agreement contained herein is qualified in its entirety by reference to the AIA LLC Agreement, which is attached as Exhibit 10.1 and incorporated in its entirety into this Item 1.01 by reference.
          ALICO LLC Agreement
          In connection with the closing of the transactions contemplated by the ALICO Purchase Agreement, on December 1, 2009, AIG, the FRBNY and ALICO LLC entered into the Second Amended and Restated Limited Liability Company Agreement of ALICO LLC (the “ALICO LLC Agreement”), which sets forth the terms and conditions of the respective parties’ ownership and governance rights in ALICO LLC. Pursuant to the ALICO LLC Agreement, the common interests of ALICO LLC entitle AIG to 100 percent of the voting power of ALICO LLC, including the right to appoint the entire board of managers of ALICO LLC. The preferred interests entitle the FRBNY to appoint two observers to the board of managers of ALICO LLC, veto rights over certain significant actions by ALICO LLC and its subsidiaries and the right, subject to certain restrictions, to require ALICO LLC to use its best efforts to take certain actions, including an initial public offering or a sale of the company. The preferred interests received by the FRBNY have a liquidation preference of $9 billion and accrue a return of 5 percent per year until September 22, 2013 and thereafter 9 percent per year. After payment is made for the liquidation preference and accrued returns on the preferred interests and the initial value relating to the common interests (and any additional capital contributions), which may occur in certain circumstances including, without limitation, upon a liquidation or sale of ALICO LLC, AIG is entitled to 95 percent of the remaining proceeds and the FRBNY is entitled to 5 percent.
          The description of the ALICO LLC Agreement contained herein is qualified in its entirety by reference to the ALICO LLC Agreement, which is attached as Exhibit 10.2 and incorporated in its entirety into this Item 1.01 by reference.
          Amendment to the Credit Agreement with the FRBNY
          On December 1, 2009, AIG and the FRBNY entered into an Amendment No. 4 (“Amendment No. 4”) to the Credit Agreement in order to, among other things:
•	provide for the consummation of the transactions contemplated by the AIA Purchase Agreement and the ALICO Purchase Agreement; and

•	reduce the outstanding balance of the FRBNY Facility and the maximum amount available to be borrowed thereunder by $25 billion.
The description of Amendment No. 4 contained herein is qualified in its entirety by reference to Amendment No. 4, which is attached as Exhibit 10.3 and incorporated in its entirety into this Item 1.01 by reference.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

10.1	The Fourth Amended and Restated Limited Liability Company Agreement of AIA Aurora LLC, dated as of December 1, 2009, among American International Group, Inc., American International Reinsurance Company, Ltd., the Federal Reserve Bank of New York and AIA Aurora LLC.

10.2	The Second Amended and Restated Limited Liability Company Agreement of ALICO Holdings LLC, dated as of December 1, 2009, among American International Group, Inc., the Federal Reserve Bank of New York and ALICO Holdings LLC.

10.3	Amendment No. 4 to the Credit Agreement, dated as of December 1, 2009, between American International Group, Inc. and the Federal Reserve Bank of New York.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL GROUP, INC. (Registrant)
Date: December 1, 2009	By:	/s/ Kathleen E. Shannon
		Name:	Kathleen E. Shannon
		Title:	Senior Vice President and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	The Fourth Amended and Restated Limited Liability Company Agreement of AIA Aurora LLC, dated as of December 1, 2009, among American International Group, Inc., American International Reinsurance Company, Ltd., the Federal Reserve Bank of New York and AIA Aurora LLC.

10.2	The Second Amended and Restated Limited Liability Company Agreement of ALICO Holdings LLC, dated as of December 1, 2009, among American International Group, Inc., the Federal Reserve Bank of New York and ALICO Holdings LLC.

10.3	Amendment No. 4 to the Credit Agreement, dated as of December 1, 2009, between American International Group, Inc. and the Federal Reserve Bank of New York.

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